[LOGO]



                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
                                                                   June 19, 1998

The Argentina Fund, Inc.

To the Stockholders:

                  The Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") is to be held at 9:00 a.m., eastern time, on Tuesday, July 28, 1998 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

                  At the Annual Meeting, the stockholders will elect two Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

                  Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,



/s/Nicholas Bratt
Nicholas Bratt
Chairman of the Board
and President

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                            THE ARGENTINA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Argentina Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 9:00 a.m., eastern time, for the following purposes:

                  (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified;

                  (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending October 31, 1998.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 12, 1998 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
June 19, 1998

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT
                                     GENERAL

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Argentina Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998, at 9:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

                  This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 19, 1998, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

                  The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

                  Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting.

                  Holders of record of the common stock of the Fund at the close of business on June 12, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,273,027 shares of common stock outstanding on the Record Date.

                  The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1997, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

                  Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. Information Concerning Nominees

                  The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


 Class III--Nominees to serve until 2001 Annual Meeting of Stockholders:

                          Present Office with the Fund, if                         Shares
                          any; Present Occupation or               Year First   Beneficially      Percent
                          Employment and Directorships             Became a        Owned             of
   Name (Age)             in Publicly Held Companies               Director   March 31, 1998 (1)   Class
   ----------             ---------------------------------        ---------- ------------------  --------

 Ronaldo A. da Frota      Director and Chief Executive  Officer,    1991           1,100         Less than
    Nogueria (59)         IMF    Editora    Ltda.     (financial                                 1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

 Susan Kaufman            Vice   President,   Council   of   the    1991            200          Less than
    Purcell (56)          Americas;  Vice  President,   Americas                                 1/4 of 1%
                          Society;   Director,   Valero   Energy
                          Corp.  Dr. Purcell serves on the board
                          of  one  additional  fund  managed  by
                          Scudder Kemper.

Information Concerning Continuing Directors

                  The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class I and II
Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Class I--Director to serve until 1999 Annual Meeting of Stockholders:

                          Present Office with the Fund, if                         Shares
                          any; Present Occupation or               Year First   Beneficially      Percent
                          Employment and Directorships             Became a        Owned             of
   Name (Age)             in Publicly Held Companies               Director   March 31, 1998 (1)   Class
   ----------             ---------------------------------        ---------- ------------------  --------

 Wilson Nolen (71)+       Consultant;     Trustee,                    1991        11,215          Less than
                          Cultural    Institutions                                                1/4 of 1%
                          Retirement  Fund,  Inc.,
                          New    York    Botanical
                          Garden,        Skowhegan
                          School  of   Painting  &
                          Sculpture;     Director,
                          Ecohealth,          Inc.
                          (biotechnology  company)
                          (until    1996);     and
                          Director,  Chattem, Inc.
                          (drug    and    chemical
                          company)  (until  1993).
                          Mr.  Nolen serves on the
                          boards of certain  other
                          funds     managed     by
                          Scudder Kemper.

 Class II--Directors to serve until 2000 Annual Meeting of Stockholders:


                          Present Office with the Fund, if                         Shares
                          any; Present Occupation or               Year First   Beneficially      Percent
                          Employment and Directorships             Became a        Owned             of
   Name (Age)             in Publicly Held Companies               Director   March 31, 1998 (1)   Class
   ----------             ---------------------------------        ---------- ------------------  --------

                          President;    Managing   Director   of     1997           1,677         Less than
                          Scudder Kemper Investments,  Inc.; and                                 1/4 of 1%
                          Director,   Korea   Society   (private
                          society).  Mr.  Bratt  serves  on  the
                          boards of certain  other funds managed
                          by Scudder Kemper.

                          Chairman, Argentine Institute of Capital    1996            --             --
                          Markets;  Vice  President,  Buenos Aires
                          Stock Exchange.

 All Directors and Officers as a group                                             14,192        Less than
                                                                                                 1/4 of 1%

 * Person considered by the Fund and its counsel to be an "interested person" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")] of the Fund or of the Fund's investment manager. Mr. Bratt is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both.
 +   Messrs. Bratt and Nolen are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section  16(a)  of the  Securities  Exchange  Act of 1934  and
Section 30(h) of the 1940 Act, as applied to a fund, require the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

                  Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its reporting persons were complied with except that Forms 3 on behalf of Alejandro Castro Valsechi and Mariano Ferrero (officers of Sociedad General de Negocios y Valores S.A.) were filed late.

                  According to filings with the SEC on Schedule 13G made in February 1998, President and Fellows of Harvard College, c/o Harvard Management Company, Inc. 600 Atlantic Avenue, Boston, Massachusetts 02110 reported beneficial ownership of 1,242,600 shares, or 13.4% of the Fund's outstanding shares; and OTR nominee for The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215, reported beneficial ownership of 491,100 shares, or 5.28% of the Fund's outstanding shares. According to filings with the SEC on Schedule 13G made in January 1998, Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048 on behalf of United Nations Joint Staff Pension Fund, United Nations, New York, New York 10017, reported beneficial ownership of 575,000 shares, or 6.21% of the Fund's outstanding shares.

                 Except as noted above, to the best of the Fund's knowledge, as of March 31, 1998 no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Director

                 Jose E. Rohm serves as an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Rohm served as a Director of the Fund since 1991 and resigned from the Board in 1997.

Committees of the Board--Board Meetings

                  The Board of Directors of the Fund met five times during the fiscal year ended October 31, 1997. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Fraga, who attended 71% of the meetings of the Board of Directors and related committees on which he serves.

                 The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

                  The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 24, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

 Committee on Independent Directors

                 The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 24, 1998 to consider and to nominate the nominees as set forth above. Executive Officers

                  In addition to Mr. Bratt, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

          Name (Age)                        Present Office with the Fund;               Year First Became
                                       Principal Occupation or Employment (1)             an Officer (2)
                                       --------------------------------------             --------------
 Paul J. Elmlinger (39)       Vice President and Assistant Secretary; Managing                 1991
                              Director of Scudder Kemper Investments, Inc.
 Bruce H. Goldfarb (33)       Vice President and Assistant Secretary; Vice President           1997
                              of Scudder Kemper Investments, Inc. since February 1997;
                              previously practiced law with the law firm of Cravath,
                              Swaine & Moore.
 Judith A. Hannaway (43)      Vice President; Vice President of Scudder Kemper                 1997
                              Investments, Inc. since February 1995; previously a
                              Senior Vice President in the Investment Banking Group of
                              Kidder Peabody & Company.
 Jerard K. Hartman (65)       Vice President; Managing Director of Scudder Kemper              1991
                              Investments, Inc.
 John R. Hebble (40)          Assistant Treasurer; Senior Vice President of Scudder            1998
                              Kemper Investments, Inc.
 Luis R. Luis (54)            Vice President; Managing Director of Scudder Kemper              1991
                              Investments, Inc.
 Thomas F. McDonough (51)     Vice President, Secretary and Treasurer; Senior Vice             1991
                              President of Scudder Kemper Investments, Inc.
 Caroline Pearson (36)        Assistant Secretary; Vice President of Scudder Kemper            1998
                              Investments, Inc. since September 1997; previously
                              practiced law with the law firm of Dechert Price &
                              Rhoads.
 Paul Rogers (42)             Vice President; Vice President of Scudder Kemper                 1997
                              Investments, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.
(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

                  The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $80,239, including expenses, during the fiscal year ended October 31, 1997. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                                              Compensation Table
                                     for the year ended December 31, 1997
          (1)                     (2)                     (3)              (4)                  (5)
                                                                                    Aggregate Compensation as
                              Aggregate                                Estimated    a Director/Trustee of the
                             Compensation             Pension or         Annual      Fund and Other Scudder
                      as a Director of the Fund  Retirement Benefits    Benefits              Funds
   Name of Person,                                Accrued As Part of      Upon
       Position                                     Fund Expenses      Retirement
                        Paid by       Paid by                                        Paid by       Paid by
                         Fund        Scudder**                                        Funds       Scudder**
 Javier A. Gonzalez     $9,325          $--              N/A              N/A        $9,325        $--
 Fraga, Director                                                                     (1 fund)
 Ronaldo A. da Frota    $10,375         $750             N/A              N/A        $49,234       $3,175
 Nogueira, Director                                                                  (4 funds)
 Wilson Nolen,          $12,500         $750             N/A              N/A        $189,548      $25,300
 Director                                                                            (21 funds*)
 Susan Kaufman          $12,250         $750             N/A              N/A        $37,034       $2,250
 Purcell, Director                                                                   (3 funds)

* This does not include membership on the Boards of funds that commenced operations in 1998.

** During 1997 Scudder, Stevens & Clark, Inc. ("Scudder") voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.


                  Until October 1, 1997, the Fund's Board of Directors had a board of outside, independent advisers (the "Advisory Board") with which Scudder Kemper and the Board of Directors consulted on economic and political trends and developments affecting Argentina. The Advisory Board was composed of three members and two honorary members selected on the basis of their expertise and accomplishments in Argentine affairs. The Advisory Board possessed no authority or responsibility with respect to the Fund's investments, management or operation and made no recommendations as to particular investments made or contemplated by the Fund. Each member of the Advisory Board, with the exception of the honorary members, received from the Fund an annual fee of $7,000. For the fiscal year ended October 31, 1997, Advisory Board fees and expenses amounted to $23,436. Effective October 1, 1997, the Advisory Board was discontinued. Required Vote

                  Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

   (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

                  At a meeting held on May 27, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending October 31, 1998. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

                  The Fund's financial statements for the fiscal year ended October 31, 1997 were audited by Coopers
& Lybrand L.L.P.
Required Vote

                  Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants. Investment Manager

                  The Investment Manager is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, Steven Gluckstern* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng, Steven Gluckstern and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

                  The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

                  In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper, Mr. Bratt sold 15.0% of his holdings in Scudder to Zurich for cash.

Argentine Adviser

                  The Argentine Adviser, Sociedad General de Negocios y Valores S.A., an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in August 1991, and is 99% owned by Banco General de Negocios ("BGN"), an Argentine bank. The Adviser is located at Esmeralda 130, 7th Floor, Office "C" (1035) Buenos Aires, Argentina.

                  The Chairman of the Argentine Adviser is Mr. Armando M. Braun, the Vice Chairman is Mr. Julio D. Barroero and the Director is Mr. Claudio G. Waidelich. Their business address is Esmeralda 130, 7th Floor, Office "C," Buenos Aires, Argentina. The Chairman of the Board of BGN is Mr. Jose E. Rohm and Mr. Carlos A. Rohm is the Vice Chairman of the Board. They are both located at Esmeralda 130, Groundfloor. The directors of BGN are Dr. Jose Maria Alvarez de Toledo, Mr. William B. Harrison (Jr.), Dr. Adalbert Krieger Vasena, Dr. Enrique J. Loncan, Dr. Jose A. Martinez de Hoz, Prof. Dr. Ernst-Moritz Lipp, Mr. Lukas Muhlemann, Dr. Carlos Pando Casado and Mr. Hector E. Puppo. The Alternate Directors are Mr. Julio D. Barroero, Mr. Alejandro A. Dodero, Mr. Gerd R. Hausler, Dr. David C. Mulford, Mr. Brian D. O'Neill, Mr. Julio C. Tielens and Mr. Adolfo E. Zuberbuhler. The Argentine stockholders of BGN are the Rohm, Dodero and de Corral family interests, and the non-Argentine stockholders are Credit Suisse First Boston, Chase International Finance Limited, Dresdner Bank Lateinamerika A.G. and Banca Nazionale del Lavoro SPA. Orders for the purchase and sale of securities for the Fund's portfolio may be placed with BGN and its affiliates as well as other Argentine brokers and financial institutions.

Brokerage Commissions on Portfolio Transactions

                  To the maximum  extent  feasible  Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

                  During the fiscal year ended October 31, 1997, the Fund paid total brokerage commissions of $294,352 of which $14,132 (4.8% of the Fund's total brokerage commissions for the period) was paid to BGN in respect to portfolio transactions for the Fund.

Other Matters

                  The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

                  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

                  In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 28, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals

                  Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, not later than February 19, 1999.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 19, 1998

PROXY                                                 THE ARGENTINA FUND, INC.                                                 PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                           Annual Meeting of Stockholders--July 28, 1998

     The undersigned hereby appoints Nicholas Bratt,  Wilson Nolen and Javier A. Gonzales Fraga and each of them, the proxies of the  undersigned,  with the power of  substitution to each of them, to vote all shares of The Argentina Fund,
Inc. which the  undersigned is entitled to vote at the Annual Meeting of  Stockholders of The Argentina Fund, Inc. to be
held at the offices of Scudder,  Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York
10154, on Tuesday, July 28, 1998 at 9:00 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise  specified in the squares  provided,  the  undersigned's  vote will be cast FOR each numbered item listed below.


1.   The election of Directors;
          FOR all nominees listed below                                         WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

Nominees: Class III: Ronaldo A. da Frota Nogueira and Susan Kaufman Purcell

(INSTRUCTION  To withhold  authority to vote for any  individual  nominee,  write that  nominee's name on the space provided below.)

2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent        FOR []     AGAINST []     ABSTAIN []
     accountants.


                                                                                               (continued on other side)


     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1998


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED